                                                        EXHIBIT 20(c)
                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-C
             As of and for the year ended September 30, 2000

Investor Allocation Percentage                          98.00%
Principal Distributions
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Principal Allocations
Class A1                                       150,603,077.59
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                     150,603,077.59

Interest Distributions
Class A1                                         9,950,850.00
Class A2                                        22,978,185.00
Class A3                                         3,977,064.00
Class B                                          3,389,033.04
                                             ----------------
     Total                                      40,295,132.04

Interest Allocations
Class A1                                         9,950,850.00
Class A2                                        22,978,185.00
Class A3                                         3,977,064.00
Class B                                          3,389,033.04
                                             ----------------
     Total                                      40,295,132.04

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                           829,237.50
Class A2                                         1,914,848.75
Class A3                                           331,422.00
Class B                                            282,419.42
                                             ----------------
     Total                                       3,357,927.67

Outstanding Principal Balance
Class A1                                       189,000,000.00
Class A2                                       424,500,000.00
Class A3                                        72,800,000.00
Class B                                         48,700,000.00
                                             ----------------
     Total                                     735,000,000.00

                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-C
              As of and for the year ended September 30, 2000


Reimbursed Loss Amounts
Class A1                                           735,342.11
Class A2                                         2,325,908.74
Class A3                                           398,878.54
Class B                                            266,785.90
                                             ----------------
     Total                                       3,726,915.29

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Servicing Fee
Class A1                                         1,238,661.50
Class A2                                         4,346,970.01
Class A3                                           745,440.66
Class B                                            498,626.79
                                             ----------------
     Total                                       6,829,698.96

Distributions To Transferor                      7,857,990.83
Allocations To Transferor                                0.00
Aggregate Net Investment Value                 597,582,764.27
Payments Ahead                                   2,062,668.41
Change in Payments Ahead from the
     previous year - increase/(decrease)           202,851.19
Servicer Advances                                2,330,415.35
Change in Servicer Advances from
     previous year - increase/(decrease)           233,526.50

Reserve Fund                                    70,761,436.91
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00
Maturity Advances Outstanding                            0.00